FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            AMENDED CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 19, 1998


                            SouthBanc Shares, Inc.
                            ----------------------
           (Exact name of registrant as specified in its charter)


      Delaware                         0-23751                58-2361245
----------------------------          ---------          -------------------
State or other jurisdiction           Commission         (I.R.S. Employer
 of incorporation                     File Number        Identification No.)

907 N. Main Street, Anderson, South Carolina                    29621
--------------------------------------------                  ----------
(Address of principal executive offices)                      (Zip Code)

    Registrant's telephone number (including area code):  (864) 225-0241

                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

     (a) On May 19, 1998, the Registrant's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of KPMG Peat Marwick LLP, Greenville, South Carolina, as the Registrant's certifying accountants.

          The report of KPMG Peat Marwick LLP on the financial statements of Perpetual Bank, A Federal Savings Bank ("Savings Bank"), the Registrant's wholly-owned subsidiary, for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the Registrant's and the Savings Bank's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of KPMG Peat Marwick LLP, neither the Registrant nor the Savings Bank was in disagreement with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused KPMG Peat Marwick LLP to make reference to the subject matter of the disagreement in connection with its report.

          The required letter from KPMG Peat Marwick LLP with respect to the above statements concerning it is attached hereto as Exhibit 16 and incorporated herein by reference.

     (b) On May 19, 1998, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Elliott, Davis & Company, LLP, Greenville, South Carolina, as the Registrant's certifying accountants. Neither the Registrant nor the Savings Bank has consulted with Elliott, Davis & Company, LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     Exhibit 16   Letter of KPMG Peat Marwick LLP Dated June 1, 1998

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SOUTHBANC SHARES, INC.

Date:  June 2, 1998                By: /s/ Robert W. Orr
                                       -------------------------------------
                                       Robert W. Orr
                                       President and Chief Executive Officer

                              Exhibit 16

       Letter of KPMG Peat Marwick LLP Dated June 1, 1998

KPMG Peat Marwick LLP

       One Insignia Financial Plaza
       P.O. Box 10529
       Greenville, SC 29603

Securities and Exchange Commission
Washington, D.C. 20549

June 1, 1998

Ladies and Gentlemen:

We were previously principal accountants for Perpetual Bank, A Federal Savings Bank, a wholly-owned subsidiary of SouthBanc Shares, Inc., and under the date November 7, 1997, we reported on the consolidated financial statements of Perpetual Bank, A Federal Savings Bank and subsidiaries as of September 30, 1997 and 1996 and for the years then ended. On May 19, 1998, our appointment as principal accountants was terminated. We have read SouthBanc's statements included under Item 4 of its Form 8-K dated May 19, 1998, and we agree with such statements except that we are not in a position to agree or disagree with SouthBanc's statement that the Board of Directors, at the recommendation of its Audit Committee, engaged Elliott, Davis & Company, LLP or whether SouthBanc consulted with Elliott, Davis & Company, LLP on any matters.

Very truly yours,

/s/ KPMG Peat Marwick LLP